EXHIBIT 8.1

SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
Águas da Ponte Alta S.A.	Brazil
AGW Empreendimentos e Participações S.A.	Brazil
Airport Energy Limited	United Kingdom
Airport Energy Services Limited	United Kingdom
Aldwych Temple Venture Capital Ltd.	British Virgin Islands
ALL – Armazéns Gerais Ltda.	Brazil
ALL Argentina S.A.	Argentina
ALL Central S.A.	Brazil
ALL Mesopotâmica S.A.	Brazil
Araucária Propriedades Agrícolas Ltda.	Brazil
Aroeira Propriedades Agrícolas Ltda.	Brazil
Barrapar Participações Ltda.	Brazil
Benálcool Açúcar e Álcool Ltda.	Brazil
Bio Polaris Energia Locações de Máquinas e Equipamentos Industriais II Ltda.	Brazil
Bio Polaris Energia Locações de Máquinas e Equipamentos Industriais III Ltda.	Brazil
Bioenergia Barra Ltda.	Brazil
Bioenergia Caarapó Ltda.	Brazil
Bioenergia Gasa Holding S.A.	Brazil
Bioenergia Gasa S.A.	Brazil
Bioenergia Maracaí Ltda.	Brazil
Bioenergia Tarumã Ltda.	Brazil
Bioinvestments Negócios e Participações S.A.	Brazil
Biometano Verde Paulínia S.A.	Brazil
Blueway Trading Importação e Exportação S.A.	Brazil
Brado Logística e Participações S.A.	Brazil
Brado Logística S.A.	Brazil
Castanheira Propriedades Agrícolas S.A.	Brazil
Cedro Propriedades Agrícolas Ltda.	Brazil
CEG Rio S.A. – CEG-RIO	Brazil
Celeste Fundo de Investimento Em Participações Multiestratégia	Brazil
Centro de Tecnologia Canavieira – CTC	Brazil
Centroeste Distribuição de Derivados de Petróleo S.A.	Brazil
Cerpon Participações S.A.	Brazil
CGB Santos Energia Ltda.	Brazil
CGS Alagoas Energia S.A.	Brazil
CGS Piancó Ltda.	Brazil
CLI Sul S.A.	Brazil

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
Comma Oil & Chemicals Marketing B.V.	Amsterdam
Commit Gás S.A.	Brazil
Companhia Agrícola Botucatu	Brazil
Companhia de Gás de Santa Catarina – SCGÁS	Brazil
Companhia de Gás de São Paulo – COMGÁS	Brazil
Companhia de Gás do Estado do Mato Grosso do Sul – MSGÁS	Brazil
Companhia de Gás do Estado do Rio Grande do Sul – SULGÁS	Brazil
Companhia Paranaense de Gás – COMPAGÁS	Brazil
Compass Comercialização S.A.	Brazil
Compass Dois Ltda.	Brazil
Compass Gás e Energia S.A.	Brazil
Compass Três Ltda	Brazil
Compass Um Participações S.A.	Brazil
Conceição do Araguaia PA GD Ltda	Brazil
Consórcio Rumo Malhas e Serviços Logísticos	Brazil
Copaíba Propriedades Agrícolas Ltda.	Brazil
Cosan Corretora de Seguros Ltda.	Brazil
Cosan Dez Participações S.A.	Brazil
Cosan Dezesseis Participações Ltda.	Brazil
Cosan Energia S.A.	Brazil
Cosan Global Limited	Cayman Islands
Cosan Limited Partners Brasil Consultoria Ltda.	Brazil
Cosan Lubricantes Spaña S.L.U.	Spain
Cosan Lubricantes Spaña S.R.L.	Argentina
Cosan Lubrificantes e Especialidades S.A.	Brazil
Cosan Luxembourg S.A.	Luxembourg
Cosan Nove Participações S.A.	Brazil
Cosan Overseas Limited	Cayman Islands
Cosan Paraguay Sociedade Anônima	Paraguay
Cosan Quinze Participações Ltda.	Brazil
Cosan S.A.	Brazil
Cosan U.S. Inc.	United States
Deheza S.A.I.C.F. e I.	Argentina
Dipi Holding Ltda.	Brazil
Duguetiapar Empreendimentos e Participações S.A.	Brazil
Dunamis Projetos de Energia Fotovoltaica SPE S.A.	Brazil
Edge – Empresa de Geração de Energia S.A.	Brazil
Edge Comercialização Rio Ltda	Brazil
Edge Comercialização S.A.	Brazil
Edge International AS	Switzerland
Edge Participações Ltda.	Brazil

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
Elvin Lubrificantes Indústria e Comércio Ltda.	Brazil
Embaúba Propriedades Agrícolas Ltda.	Brazil
Estacion Lima S.A.	Argentina
Esus Brasil Participações S.A.	Brazil
Ethos Ergon Global Holdings PTE Ltd.	Singapore
Ethos Sustainable Solutions PTE Ltd.	Singapore
Fundação Parque Ecológico "Orlando Chesini Ometto"	Brazil
Fundação Raízen	Brazil
Futuramais – Entidade de Previdência Complementar	Brazil
Gamiovapar Empreendimentos e Participações S.A.	Brazil
Geração Bioeletricidade Santa Cândida I S.A.	Brazil
GOSOLAR UFV I SPE S.A.	Brazil
GOSOLAR UFV IV SPE S.A.	Brazil
HP2 SOLAR SPE S.A.	Brazil
Ilha Terminal Distribuição de Produtos Derivados de Petróleo Ltda.	Brazil
Instituto Raízen Cultura	Brazil
Iogen Energy Corporation	Canada
Itaúba Propriedades Agrícolas Ltda.	Brazil
Janus Brasil Participações S.A.	Brazil
Jatobá Propriedades Agrícolas Ltda.	Brazil
Jequitibá Propriedades Agrícolas Ltda.	Brazil
JF Energia S.A.	Brazil
Latitude Logística Portuária S.A.	Brazil
Logispot Armazéns Gerais S.A.	Brazil
Logum Logística S.A.	Brazil
Lubrigrupo II – Comércio e Distribuição de Lubrificantes S.A.	Portugal
Lubripack Indústria e Comércio Ltda.	Brazil
Manacá Propriedades Agrícolas S.A.	Brazil
Moove Lubricants Holdings	Cayman Islands
Moove Lubricants Limited	United Kingdom
Moove NA Distribution Holdings, INC.	Pennsylvania
Moove NA Distribution LLC	Pennsylvania
Moove NA Dynamo LLC	Pennsylvania
Moove NA Holdings Corp.	United States
Moove NA Transport Inc.	Pennsylvania
Navegantes Logística Portuária S.A.	Brazil
Necta Gás Natural S.A.	Brazil
Neolubes Industria de Lubrificantes Ltda.	Brazil
Nordeste Logística I S.A.	Brazil
Nordeste Logística II S.A.	Brazil
Nordeste Logística III S.A.	Brazil

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
Nova Agrícola Ponte Alta S.A.	Brazil
Nova Amaralina S.A. Propriedades Agrícolas	Brazil
Nova Ibiajara Propriedades Agrícolas S.A.	Brazil
Nova Santa Barbara Agrícola S.A.	Brazil
Oiti Propriedades Agrícolas Ltda.	Brazil
Paineira Propriedades Agrícolas S.A.	Brazil
Paranaguá S.A.	Brazil
Pasadena Empreendimentos e Participações S.A.	Brazil
Pax Lubrificantes Ltda.	Brazil
Payly Holding Ltda.	Brazil
Payly Instituição de Pagamentos S.A.	Brazil
Petróleo Sabbá S.A.	Brazil
Polaris IV Energia Ltda.	Brazil
Polaris IX Energia Ltda.	Brazil
Polaris V Energia Ltda.	Brazil
Polaris VI Energia Ltda.	Brazil
Polaris VIII Energia Ltda.	Brazil
Polaris XI Energia Ltda.	Brazil
Polaris XIII Energia Ltda.	Brazil
Posto Mime S.A.	Brazil
Proud Participações S.A.	Brazil
Q045 Negócios Imobiliários Ltda.	Brazil
Radar Gestão de Investimentos S.A.	Brazil
Radar II Propriedades Agrícolas S.A.	Brazil
Radar Propriedades Agrícolas S.A.	Brazil
Raízen Argentina S.A.U.	Argentina
Raízen Asia PT Ltd.	Republic of Singapore
Raízen Biomassa S.A.	Brazil
Raízen Biotecnologia S.A.	Brazil
Raízen Caarapó Açúcar e Álcool Ltda.	Brazil
Raízen Centro–Sul Paulista S.A.	Brazil
Raízen Centro-Sul S.A.	Brazil
Raízen Comercializadora de Energia Ltda	Brazil
Raízen Comercializadora de Gás Ltda.	Brazil
Raízen E2G Solutions S.A.	Switzerland
Raízen Egito Agrícola 8 Ltda.	Brazil
Raízen Energia S.A.	Brazil
Raízen Energina S.A.	Argentina
Raízen Fuels Finance S.A.	Luxembourg
Raízen GD Ltda.	Brazil
Raízen International Universal Corporation	British Virgin Islands
Raízen Michelin Agroindustrial Ltda	Brazil
Raízen Mime Combustíveis S.A.	Brazil
Raízen North America INC	United States

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
Raízen Paraguay S.A.	Paraguay
Raízen Power Comercializadora de Energia Ltda.	Brazil
Raízen S.A.	Brazil
Raízen Serviços e Participações S.A.	Brazil
Raízen Soluções de Pagamentos S.A.	Brazil
Raízen Trading Colômbia S.A.S.	Colombia
Raízen Trading DMCC	United Arab Emirates
Raízen Trading LLP	United Kingdom
Raízen Trading Netherlands BV	Netherlands
Raízen Trading S.A.	Switzerland
Raízen-Geo Biogás Costa Pinto Ltda.	Brazil
Raízen-Geo Biogás S.A.	Brazil
Raízen-Geo Biogás Univalem Ltda.	Brazil
Rede Integrada Centro Norte e Nordeste de Conveniências Ltda.	Brazil
Rede Integrada de Lojas de Conveniência e Proximidade S.A.	Brazil
Rede Integrada Sul de Conveniências Ltda.	Brazil
RGD Biogás Desenvolvimento Ltda.	Brazil
Rhall Terminais Ltda.	Brazil
Rota 4 Participações S.A.	Brazil
Rumo Energia I Ltda.	Brazil
Rumo Energia II Ltda.	Brazil
Rumo Energia III Ltda.	Brazil
Rumo Energia IV Ltda.	Brazil
Rumo Energia IX Ltda.	Brazil
Rumo Energia V Ltda.	Brazil
Rumo Energia VI Ltda.	Brazil
Rumo Energia VII Ltda.	Brazil
Rumo Energia VIII Ltda.	Brazil
Rumo Holding Malha Norte S.A.	Brazil
Rumo Intermodal S.A.	Brazil
Rumo Luxembourg S.à.r.l.	Luxembourg
Rumo Malha Central S.A.	Brazil
Rumo Malha Norte S.A.	Brazil
Rumo Malha Oeste S.A.	Brazil
Rumo Malha Paulista S.A.	Brazil
Rumo Malha Sul S.A.	Brazil
Rumo S.A.	Brazil
Rumo Serviços Logísticos Ltda.	Brazil
Rumo Terminais S.A.	Brazil
RWXE Participações S.A.	Brazil
RZ Agrícola Caarapó Ltda.	Brazil
Sabor Raiz Alimentação S.A.	Brazil
Samambaia Propriedades Agrícolas Ltda.	Brazil
Seringueira Propriedades Agrícolas Ltda.	Brazil

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
Servicios de Inversión Logística Integrales S.A. – SISA	Brazil
Stanbridge Group Limited	England
Taboca Participações Societárias Ltda.	Brazil
Tâmara Energia e Participações S.A.	Brazil
Tamco Armazéns Ltda.	Brazil
Tamco Lubrificantes e Derivados Ltda.	Brazil
Tapiá Propriedades Agrícolas Ltda.	Brazil
Techniques Et Technologies Appliquees	France
Tellus Bahia Propriedades Agrícolas Ltda.	Brazil
Tellus Brasil Participações Ltda.	Brazil
Termap S.A.	Brazil
Terminal Alvorada S.A.	Brazil
Terminal de Graneis do Guarujá S.A.– TGG	Brazil
Terminal Marítimo do Guarujá S.A. – TERMAG	Brazil
Terminal Multimodal de Grãos e Fertilizantes S.A.	Brazil
Terminal São Simão S.A.	Brazil
Terminal XXXIX de Santos S.A.	Brazil
Terra do Sol Propriedades Agrícolas S.A.	Brazil
Terrainvest Propriedades Agrícolas S.A.	Brazil
Terras da Ponte Alta S.A.	Brazil
The Lubricant Store, LLC	Pennsylvania
Tirreno Industria e Comercio de Produtos Químicos Ltda.	Brazil
Toperone Agrícola S.A.	Brazil
Topertwo Agrícola S.A.	Brazil
Tparone Participações S.A.	Brazil
Tpartwo Participações S.A.	Brazil
TRSP – Terminal de Regaseificação de São Paulo S.A.	Brazil
TUP Porto São Luis S.A.	Brazil
UFV Arcoverde PE GD Ltda.	Brazil
UFV Artur Nogueira SP GD LTDA	Brazil
UFV Aurora 2 Ltda.	Brazil
UFV Aurora 5 Ltda.	Brazil
UFV Aurora 7 Ltda.	Brazil
UFV Aurora 8 Ltda.	Brazil
UFV Brasília DF GD Ltda.	Brazil
UFV Cabeceiras GO GD Ltda.	Brazil
UFV Cachoeira BA GD Ltda	Brazil
UFV Cotia SP GD Ltda.	Brazil
UFV Dom Marcolino RN GD Ltda.	Brazil
UFV Embu- Guaçu SP GD Ltda	Brazil
UFV Euclides da Cunha BA GD Ltda	Brazil

Name	Jurisdiction of Incorporation
Agrobio Investimentos e Participações S.A.	Brazil
Agrovia do Nordeste S.A.	Brazil
UFV Feira de Santana BA GD Ltda	Brazil
UFV GD Ltda.	Brazil
UFV Guararapes SP GD Ltda.	Brazil
UFV Ibiapina CE GD Ltda.	Brazil
UFV Novo Repartimento PA GD Ltda	Brazil
UFV Passira PE GD Ltda.	Brazil
UFV Penedo AL GD Ltda.	Brazil
UFV Quatis RJ GD Ltda	Brazil
UFV Riolandia SP GD LTDA	Brazil
UFV Santa Adélia SP GD Ltda.	Brazil
UFV São Gonçalo do Amarante CE GD Ltda.	Brazil
UFV São Mateus ES GD Ltda.	Brazil
UFV Senador Elói RN GD Ltda.	Brazil
UFV Três Rios RJ GD Ltda.	Brazil
Uniduto Logística S.A.	Brazil
UTE Porto de Suape Ltda.	Brazil
Vale da Ponte Alta S.A.	Brazil
Vertical UK LLP	England
Wessex Petroleum Limited	United Kingdom